                                                      THE LATIN AMERICA
                                                       EQUITY FUND, INC.


                                                         ANNUAL REPORT
                                                       DECEMBER 31, 2002


[LAQ LISTED NYSE(R) LOGO]


3019-AR-02

CONTENTS

Letter to Shareholders .....................................................1

Portfolio Summary...........................................................4

Schedule of Investments.....................................................6

Statement of Assets and Liabilities.........................................9

Statement of Operations....................................................10

Statement of Changes in Net Assets.........................................11

Financial Highlights ......................................................12

Notes to Financial Statements .............................................14

Report of Independent Accountants..........................................20

Results of Annual Meeting of Shareholders .................................21

Tax Information ...........................................................21

Description of InvestLink(SM) Program .....................................22

Information Concerning Directors and Officers..............................25

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                February 7, 2003

DEAR SHAREHOLDER:

We are writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 2002.

At December 31, 2002, the Fund's net assets were $73.0 million. The Fund's net asset value ("NAV") was $11.55 per share (net of dividends paid of $0.21 per share), as compared to $15.06 at December 31, 2001.

PERFORMANCE

For the year ended December 31, 2002, the Fund's total return, based on NAV and assuming reinvestment of dividends, was down 21.78%, versus a decline of 22.45% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index.* The Fund was hurt by the poor environment for the stocks it targets in the period, though it outperformed its benchmark. This was attributable in part to the Fund's very limited exposure to Argentina, whose market declined about 50% in U.S.$ terms in the year, and to the strong performance of one of its private placements.

THE MARKET: HITTING A WALL OF WORRY

It was another negative year for stock markets around the world. The period began on a positive note, with equities broadly advancing in the first quarter, paced by emerging stock markets. However, a confluence of negative factors sent stocks on a sharp downward slide into October. These included disappointing economic news from the U.S. and elsewhere, along with expectations that a profit recovery would be pushed out. A rash of accounting irregularities within well-known U.S. companies added to the selling pressure, as investors questioned the quality, not just the quantity, of profits in general (this adversely affected emerging markets, since they are often correlated with movements in the U.S. stock market). Meanwhile, fears of geopolitical conflicts intensified.

Latin American markets were hurt by these factors as well as by local concerns, most specifically within Brazil. In the spring, polling data suggested that Lula Inacio da Silva, the candidate associated with left-of-center and labor-friendly policies, could win October's Presidential election. Among other worries for investors, this raised the possibility that Brazil would default on its large and rising debt burden (which climbed to a level equal to more than 60% of Brazil's GDP in the period).

In the weeks ahead of the election, Lula's victory was all but certain and Brazilian equities were discounting this likelihood. Brazil's currency had fallen dramatically as well, worsening performance results for U.S. dollar-based investors. However, the country's stock market and currency had a fourth-quarter bounce as Lula appointed some centrists to his cabinet and stated his intent to honor Brazil's financial commitments. Expectations of continued IMF support also helped the partial recovery.

Elsewhere of note in the region, Mexico had a sizable loss, though almost all of this was attributable to weakness in the peso. Mexican stocks, lacking strong catalysts (either negative or positive), drifted modestly down in local-currency terms. Investors hoping for meaningful structural reforms had little to cheer about, although the country's legislature

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

did pass what appears to be a reasonable budget for 2003. Chile, which had a large loss as well, ended the year with a positive fourth quarter, aided by optimism over trade agreements with the U.S. and Europe and by the easing of Brazilian risk factors.

In the end, Latin America underperformed the broad emerging stock market universe by a wide margin for the 12 months, though its loss was roughly in line with developed markets collectively.

PORTFOLIO STRATEGY

For much of the year, we generally took a defensive stance with regard to country and sector allocation. We continued to emphasize Mexico and Brazil (though we were underweighted in Brazil through much of the year), and maintained an underweight position in Chile, though we continued to deem certain stocks there to be attractive on a company-specific basis. We avoided Argentina until the end of the period, when we established a small position in a steel pipe manufacturer that services the oil and gas sector. We view the company more as a global play, as it has manufacturing operations in other Latin American countries and in Europe.

This having been said, we became a little less defensive in December by adding modestly to our weighting in Brazil and by raising our exposure to higher-beta sectors on the margin.

TOP 10 HOLDINGS, BY ISSUER #

                                                         % OF
     HOLDING                     COUNTRY              NET ASSETS
     -------                     -------              ----------
 1.  Telmex                      Mexico                   13.9
 2.  Petrobras                   Brazil                    9.7
 3.  CVRD                        Brazil                    7.7
 4.  America Movil               Mexico                    6.6
 5.  Jamaican Assets            Jamaica                    6.0
 6.  Walmex                      Mexico                    5.3
 7.  Grupo Financiero            Mexico                    4.7
 8.  Cemex                       Mexico                    4.6
 9.  Comp de Bebidas             Brazil                    4.0
10.  Grupo Televisa              Mexico                    2.7
                                                          ----
     Total                                                65.2
                                                          ====

----------
# Company names are abbreviations of those found in the chart on page 5.

[CHART]

COUNTRY BREAKDOWN
(% of net assets)

Brazil             35.44
Chile               9.85
Jamaica             6.01
Mexico             43.98
Peru                2.05
Other##             2.67

----------
## Other includes countries below 2% of net assets.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

OUTLOOK

As we look ahead, we believe that high levels of correlation between the U.S. market and Latin American markets continue to leave the group vulnerable to any downdrafts in U.S. equities. We also have concerns that geopolitical tensions could return to the fore, most specifically regarding a war with Iraq, which could send oil prices higher while hurting investors' appetite for risk in general.

On the other hand, we believe the fundamentals for emerging markets, including Latin America, are fairly sound at this point. A number of these countries have seen improvements in their sovereign ratings recently, and the trend for political risk has been mostly favorable in our view. Meanwhile, valuations remain compelling both in absolute terms, historically speaking, and compared with valuations on developed market equities. For our part, we will look for opportunities to further increase the Fund's beta profile, for example by adding again to Brazil on weakness or by marginally raising our weighting in higher-growth industries.

We are increasingly concerned about Mexico, where we think there will continue to be a lack of positive market catalysts over the near-term. In addition, because the country missed its inflation target for 2002, we expect to see some monetary tightening here in early 2003. While this should be supportive for the peso, it could be a negative for economic growth. We are having trouble seeing the spark for an improvement in economic activity for the upcoming year, which would hamper equities dependent on the domestic economy.

Respectfully,

/s/ Emily Alejos

Emily Alejos
Chief Investment Officer **

FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program is described on pages 22 through 24 of this report.

----------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund and The Brazilian Equity Fund, Inc. She is also an Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

[CHART]

GEOGRAPHIC ASSET BREAKDOWN

                 31-DEC-02   31-DEC-01
Brazil               35.44       39.55
Chile                 9.85        8.86
Jamaica               6.01        3.64
Latin America         1.59        0.93
Mexico               43.98       45.41
Peru                  2.05        1.68
Global                 1.9        1.43
Other                -0.82        -1.5

[CHART]

SECTOR ALLOCATION

                                           31-DEC-02   31-DEC-01
Bottling                                        4.04        3.36
Cellular Telecommunications                     6.55        8.36
Cement                                           6.5        3.11
Diversified Operations                          3.79        1.81
Financial Services                              4.73        5.12
Investment & Holding Companies                  6.01        4.55
Mining                                          8.45        5.07
Oil & Natural Gas                              10.86        9.91
Retail-Major Department Stores                  5.31        6.51
Telephone-Integrated                           20.26       20.99
Other                                           23.5       31.21

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2002 (UNAUDITED) (CONCLUDED)
--------------------------------------------------------------------------------

TOP 10 HOLDINGS, BY ISSUER

                                                                                                   PERCENT OF
      HOLDING                                                   SECTOR                COUNTRY      NET ASSETS
-------------------------------------------------------------------------------------------------------------
   1. Telefonos de Mexico, S.A. de C.V.                  Telephone-Integrated          Mexico         13.9
-------------------------------------------------------------------------------------------------------------
   2. Petroleo Brasileiro S.A.                             Oil & Natural Gas           Brazil          9.7
-------------------------------------------------------------------------------------------------------------
   3. Companhia Vale do Rio Doce                                Mining                 Brazil          7.7
-------------------------------------------------------------------------------------------------------------
   4. America Movil, S.A. de C.V.                     Cellular Telecommunications      Mexico          6.6
-------------------------------------------------------------------------------------------------------------
   5. Jamaican Assets I, L.P.                       Investment & Holding Companies    Jamaica          6.0
-------------------------------------------------------------------------------------------------------------
   6. Wal-Mart de Mexico, S.A. de C.V.              Retail-Major Department Stores     Mexico          5.3
-------------------------------------------------------------------------------------------------------------
   7. Grupo Financiero BBVA Bancomer, S.A. de C.V.        Financial Services           Mexico          4.7
-------------------------------------------------------------------------------------------------------------
   8. Cemex, S.A. de C.V.                                       Cement                 Mexico          4.6
-------------------------------------------------------------------------------------------------------------
   9. Companhia de Bebidas das Americas                        Bottling                Brazil          4.0
-------------------------------------------------------------------------------------------------------------
  10. Grupo Televisa, S.A.                           Broadcast, Radio & Television     Mexico          2.7
-------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 2002
--------------------------------------------------------------------------------

                                                  NO. OF
DESCRIPTION                                       SHARES        VALUE
--------------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-103.05%

 ARGENTINA-1.13%

 OIL & NATURAL GAS-1.13%
Tenaris S.A., ADR+
 (Cost $769,233) ........................           42,871     $   823,981
                                                               -----------

 BRAZIL-35.44%

 AEROSPACE/DEFENSE-EQUIPMENT-1.32%
Empresa Brasileira de
 Aeronautica S.A., ADR ..................           60,822         967,070
                                                               -----------
 BANKING-1.09%
Uniao de Bancos Brasileiros
 S.A., GDR ..............................           72,800         797,160
                                                               -----------

 BOTTLING-4.04%
Companhia de Bebidas das
 Americas, PN, ADR ......................          189,800       2,953,288
                                                               -----------

 ELECTRIC-INTEGRATED-1.77%
Companhia Energetica de
 Minas Gerais, ADR ......................          117,000         857,610
Companhia Paranaense de
 Energia, ADR ...........................          154,600         434,426
                                                               -----------
                                                                 1,292,036
                                                               -----------

 FOOD-RETAIL-0.67%
Companhia Brasileira de
 Distribuicao Grupo Pao
 de Acucar, ADR .........................           31,700         485,010
                                                               -----------

 INDEX FUND-2.22%
MSCI Brazil (Free) Index Fund,
 I Shares ...............................          203,300       1,622,334
                                                               -----------

 MINING-7.69%
Companhia Vale do
 Rio Doce, ADR ..........................          204,300       5,618,250
                                                               -----------

 OIL & NATURAL GAS-9.73%
Petroleo Brasileiro
 S.A., ADR ..............................          530,400       7,107,360
                                                               -----------

 PAPER & RELATED PRODUCTS-2.06%
Aracruz Celulose S.A., ADR ..............           56,600     $ 1,050,496
Votorantim Celulose
 e Papel S.A., ADR ......................           27,600         453,744
                                                               -----------
                                                                 1,504,240
                                                               -----------

 TELEPHONE-INTEGRATED-4.09%
Brasil Telecom Participacoes
 S.A., ADR ..............................           45,400       1,146,350
Tele Norte Leste Participacoes
 S.A., ADR ..............................          250,703       1,842,667
                                                               -----------
                                                                 2,989,017
                                                               -----------
 TOBACCO-0.76%
Souza Cruz S.A., ON .....................          109,600         551,715
                                                               -----------

TOTAL BRAZIL
 (Cost $28,755,496) .....................                       25,887,480
                                                                ----------

 CHILE-9.82%

 AIRLINES-0.03%
Lan Chile S.A. ..........................           15,322          18,295
                                                               -----------

 BANKING-1.12%
Banco Santander Chile S.A. ..............       39,204,026         696,719
SM-Chile S.A., Class B. .................        3,348,438         123,663
                                                               -----------
                                                                   820,382
                                                               -----------

 CHEMICALS-DIVERSIFIED-0.61%
Sociedad Quimica y Minera
 de Chile S.A., Class B .................          200,000         441,513
                                                               -----------

 CONTAINERS-METAL/GLASS-0.09%
Cristalerias de Chile S.A ...............           10,700          66,109
                                                               -----------

 DIVERSIFIED OPERATIONS-1.36%
Compania de Petroleos
 de Chile S.A. ..........................          277,715         994,800
                                                               -----------

 ELECTRIC-INTEGRATED-1.25%
Colbun S.A. .............................        4,250,000         271,433
Empresa Nacional de
 Electricidad S.A., ADR .................           83,900         645,191
                                                               -----------
                                                                   916,624
                                                               -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                                   NO. OF
DESCRIPTION                                    SHARES/UNITS      VALUE
--------------------------------------------------------------------------
 FOOD & BEVERAGES-0.60%
Vina Concha y Toro S.A. .................          404,311     $   277,306
Vina San Pedro S.A.......................       15,024,920         158,541
                                                               -----------
                                                                   435,847
                                                               -----------

 INSURANCE-0.20%
Compania de Seguros
 La Prevision Vids S.A. .................          217,878         143,689
                                                               -----------

 MINING-0.76%
Antofagasta plc .........................           55,500         558,330
                                                               -----------

 PAPER & RELATED PRODUCTS-0.71%
Empresas CMPC S.A. ......................           59,057         520,669
                                                               -----------

 RETAIL-MAJOR DEPARTMENT STORES-0.60%
S.A.C.I. Falabella, S.A. ................          572,141         437,695
                                                               -----------

 STEEL-0.11%
Compania Acero del Pacifico S.A.+ .......          143,931          81,932
                                                               -----------

 TELEPHONE-INTEGRATED-2.28%
Compania de Telecomunicaciones
 de Chile S.A., ADR .....................          110,600       1,060,654
Compania de Telecomunicaciones
 de Chile S.A., Class A .................          140,000         330,441
Empresa Nacional de
 Telecomunicaciones S.A. ................           63,000         275,529
                                                               -----------
                                                                 1,666,624
                                                               -----------

 WATER-0.10%
Aguas Andina S.A., Class A ..............          360,000          69,601
                                                               -----------
TOTAL CHILE
 (Cost $8,214,442) ......................                        7,172,110
                                                               -----------

 JAMAICA-6.01%

 INVESTMENT & HOLDING COMPANIES-6.01%
Jamaican Assets I, L.P. + ++
 (Cost $1,439,581) ......................          992,182       4,388,609
                                                               -----------

 LATIN AMERICA-1.59%

 DIVERSIFIED OPERATIONS-1.59%
J.P. Morgan Latin America Capital
 Partners (Cayman), L.P.+ ++ ............          609,755     $   483,042
J.P. Morgan Latin America
 Capital Partners (Delaware),
 L.P. + ++ # ...........................         1,288,029         677,684
                                                               -----------
                                                                 1,160,726
                                                               -----------

 TELECOMMUNICATIONS-0.00%
International Wireless
 Communications Holdings
 Corp.+ ++ .............................            12,636               0
                                                               -----------
TOTAL LATIN AMERICA
 (Cost $1,983,087) .....................                         1,160,726
                                                               -----------

 MEXICO-43.98%

 AIRPORT DEVELOPMENT/MAINTENANCE-0.65%
Grupo Aeroportuario del
 Sureste S.A. de C.V., ADR .............            40,000         470,000
                                                               -----------

 BROADCAST, RADIO & TELEVISION-2.72%
Grupo Televisa, S.A., ADR+ .............            71,200       1,988,616
                                                               -----------

 CELLULAR TELECOMMUNICATIONS-6.55%
America Movil, S.A. de
 C.V., Series L, ADR ...................           333,300       4,786,188
                                                               -----------

 CEMENT-6.50%
Apasco S.A. de C.V.,
 Nominative Shares .....................           233,500       1,405,034
Cemex, S.A. de C.V., ADR ...............           155,377       3,342,159
                                                               -----------
                                                                 4,747,193
                                                               -----------

 DIVERSIFIED OPERATIONS-0.84%
Alfa, S.A., Series A ...................           383,300         615,414
                                                               -----------

 FINANCIAL SERVICES-4.73%
Grupo Financiero BBVA
 Bancomer, S.A. de C.V.,
 Class B ...............................         4,548,370       3,452,745
                                                               -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONCLUDED)
--------------------------------------------------------------------------------

                                                 NO. OF
DESCRIPTION                                   SHARES/UNITS       VALUE
--------------------------------------------------------------------------
 FOOD & BEVERAGES-2.22%
Grupo Modelo, S.A. de C.V.,
 Series C ..............................           662,722     $ 1,621,188
                                                               -----------

 PAPER & RELATED PRODUCTS-0.57%
Kimberly-Clark de Mexico,
 S.A. de C.V., Series A ................           181,600         418,273
                                                               -----------

 RETAIL-MAJOR DEPARTMENT STORES-5.31%
Wal-Mart de Mexico,
 S.A. de C.V., ADR .....................           170,506       3,878,091
                                                               -----------

 TELEPHONE-INTEGRATED-13.89%
Telefonos de Mexico,
 S.A. de C.V., Class L, ADR ............           317,300      10,147,254
                                                               -----------
TOTAL MEXICO
 (Cost $35,228,918) ....................                        32,124,962
                                                               -----------

 PERU-2.05%

 MINING-2.05%
Compania de Minas Buenaventura
 S.A., Class B, ADR
 (Cost $1,352,713) .....................            56,733       1,497,184
                                                               -----------

 VENEZUELA-1.13%

 TELEPHONE-INTEGRATED-1.13%
Compania Anonima Nacional
 Telefonos de Venezuela, ADR
 (Cost $748,001) .......................            65,700         827,820
                                                               -----------

 GLOBAL-1.90%

 VENTURE CAPITAL-1.90%
Emerging Markets Ventures
 I L.P. + ++ # (Cost $2,021,287) .......         2,034,193       1,386,343
                                                               -----------
TOTAL EQUITY OR EQUITY-LINKED
 SECURITIES (Cost $80,512,758) .........                        75,269,215
                                                               -----------

 WARRANTS-0.00%

 VENEZUELA-0.00%
Venezuela Oil Obligations,
 Warrants (Cost $0) ....................             1,785     $         0
                                                               -----------

 SHORT-TERM INVESTMENTS-0.54%

 CHILEAN MUTUAL FUND-0.03%
Investis Latin Balance Fund
 (Cost $20,108) ........................            12,444          19,457
                                                               -----------

 GRAND CAYMAN-0.51%

                                                PRINCIPAL
                                                  AMOUNT
                                                 (000'S)
                                                ----------
Brown Brothers Harriman & Co.,
 overnight deposit, 0.35%,
 01/02/03** (Cost $374,000) .............       $      374         374,000
                                                               -----------
TOTAL SHORT-TERM INVESTMENTS
 (Cost $394,108) ........................                          393,457
                                                               -----------
TOTAL INVESTMENTS-103.59%
 (Cost $80,906,866) (Notes A,D,F) .......                       75,662,672
LIABILITIES IN EXCESS OF CASH AND
 OTHER ASSETS-(3.59)% ...................                       (2,617,227)
                                                               -----------
NET ASSETS-100.00% ......................                      $73,045,445
                                                               ===========

----------
+    Security is non-income producing.
++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by the Board of Directors. (See Notes A and G.)
# As of December 31, 2002, the Fund has committed to investing additional capital as follows: J.P. Morgan Latin America Capital Partners (Delaware), L.P. ($5,077,995) and Emerging Markets Ventures I L.P. ($338,826). The aggregate amount of open commitments for the Fund is $5,416,821.
** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 2002
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $80,906,866) (Notes A, D, F) ..........................     $ 75,662,672
Dividends receivable ..............................................................          342,146
Prepaid expenses ..................................................................            8,208
                                                                                        ------------
Total Assets ......................................................................       76,013,026
                                                                                        ------------

LIABILITIES

Due to custodian ..................................................................            7,385
Payables:
   Dividend (Note A) ..............................................................        1,327,671
   Investment advisory fee (Note B) ...............................................          163,258
   Administration fees (Note B) ...................................................           32,374
   Directors' fees ................................................................            1,028
   Chilean repatriation taxes (Note A) ............................................        1,301,955
   Other accrued expenses .........................................................          133,910
                                                                                        ------------
Total Liabilities .................................................................        2,967,581
                                                                                        ------------
NET ASSETS (applicable to 6,322,240 shares of common stock outstanding) (Note C) ..     $ 73,045,445
                                                                                        ============

NET ASSET VALUE PER SHARE ($73,045,445 DIVIDED BY 6,322,240) ......................     $      11.55
                                                                                        ============

NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 6,322,240 shares issued and outstanding
 (100,000,000 shares authorized) ..................................................     $      6,322
Paid-in capital ...................................................................      140,608,217
Distributions in excess of net investment income ..................................       (1,358,008)
Accumulated net realized loss on investments and foreign currency related
 transactions .....................................................................      (60,959,233)
Net unrealized depreciation in value of investments and translation
of other assets and liabilities denominated in foreign currencies .................       (5,251,853)
                                                                                        ------------
Net assets applicable to shares outstanding .......................................     $ 73,045,445
                                                                                        ============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME

Income (Note A):
  Dividends ..............................................................................  $  3,124,553
  Net investment income allocated from partnerships ......................................       353,867
  Interest ...............................................................................        39,619
  Less: Foreign taxes withheld ...........................................................      (247,856)
                                                                                            ------------
  Total Investment Income ................................................................     3,270,183
                                                                                            ------------
Expenses:
  Investment advisory fees (Note B) ......................................................       837,940
  Administration fees (Note B) ...........................................................       165,735
  Tender offer fees (Note H) .............................................................       106,395
  Custodian fees .........................................................................        95,261
  Audit fees .............................................................................        64,581
  Legal fees .............................................................................        53,999
  Directors' fees ........................................................................        40,000
  Accounting fees ........................................................................        37,937
  Printing ...............................................................................        36,455
  NYSE listing fees ......................................................................        31,579
  Transfer agent fees ....................................................................        27,074
  Insurance ..............................................................................         9,097
  Other ..................................................................................        14,845
  Brazilian taxes (Note A) ...............................................................       104,448
  Chilean repatriation taxes (Note A) ....................................................     1,434,144
                                                                                            ------------
  Total Expenses .........................................................................     3,059,490
                                                                                            ------------
  Net Investment Income ..................................................................       210,693
                                                                                            ------------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS

Net realized loss from:
    Investments ..........................................................................   (16,150,089)
    Foreign currency related transactions ................................................      (318,216)
Net change in unrealized appreciation in value of investments and translation
 of other assets and liabilities denominated in foreign currencies .......................    (9,317,510)
                                                                                            ------------
Net realized and unrealized loss on investments and foreign currency related
 transactions ............................................................................   (25,785,815)
                                                                                            ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .....................................  $(25,575,122)
                                                                                            ============

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                              FOR THE YEARS ENDED DECEMBER 31,
                                                                              --------------------------------
                                                                                  2002                2001
                                                                              ------------        ------------
DECREASE IN NET ASSETS

Operations:
  Net investment income ...................................................   $    210,693        $  3,437,970
  Net realized loss on investments and foreign currency related
    transactions ..........................................................    (16,468,305)        (23,832,522)
  Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
    in foreign currencies .................................................     (9,317,510)          8,871,418
                                                                              ------------        ------------
      Net decrease in net assets resulting from operations ................    (25,575,122)        (11,523,134)
                                                                              ------------        ------------
Dividends to shareholders:
  Net investment income ...................................................     (1,327,670)         (4,357,736)
                                                                              ------------        ------------
Capital share transactions (Note H):
  Cost of 1,115,689 and 1,312,576 shares purchased, respectively,
    under tender offers ...................................................    (12,060,598)        (17,391,632)
                                                                              ------------        ------------
      Total decrease in net assets ........................................    (38,963,390)        (33,272,502)
                                                                              ------------        ------------
NET ASSETS

Beginning of year .........................................................    112,008,835         145,281,337
                                                                              ------------        ------------
End of year ...............................................................   $ 73,045,445        $112,008,835
                                                                              ============        ============

--------------------------------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS #
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                   FOR THE YEARS ENDED DECEMBER 31,
                                                                  ----------------------------------
                                                                    2002        2001         2000
                                                                  -------     --------     --------

 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year.............................   $15.06       $16.60       $18.57
                                                                  -------     --------     --------
Net investment income/(loss)...................................      0.01**       0.41*       (0.11)+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions....................     (3.41)       (1.50)       (2.44)
                                                                  -------     --------     --------
Net increase/(decrease) in net assets resulting from operations     (3.40)       (1.09)       (2.55)
                                                                  -------     --------     --------
Dividends and distributions to shareholders:
  Net investment income .......................................     (0.21)       (0.57)       (0.08)
  Net realized gain on investments and
    foreign currency related transactions......................        --           --           --
                                                                  -------     --------     --------
Total dividends and distributions to shareholders..............     (0.21)       (0.57)       (0.08)
                                                                  -------     --------     --------
Anti-dilutive impact due to capital shares tendered or
  repurchased .................................................      0.10         0.12         0.66
                                                                  -------     --------     --------
Effect of reduction of accrued offering costs..................        --           --           --
                                                                  -------     --------     --------
Dilutive impact due to capital share rights offering...........        --           --           --
                                                                  -------     --------     --------
Net asset value, end of year...................................    $11.55       $15.06       $16.60
                                                                  =======     ========     ========
Market value, end of year......................................     $9.67       $12.15      $12.875
                                                                  =======     ========     ========
Total investment return(a).....................................    (18.83)%      (1.07)%      (5.87)%
                                                                  =======     ========     ========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)...........................   $73,045     $112,009     $145,281
Ratio of expenses to average net assets(b)                           3.06%        1.51%        2.13%
Ratio of expenses to average net assets, excluding fee waivers.      3.06%        1.51%        2.19%
Ratio of expenses to average net assets, excluding taxes.......      1.52%        1.40%        2.03%
Ratio of net investment income/(loss) to average net assets....      0.21%        2.52%       (0.55)%
Portfolio turnover rate                                             75.28%      101.73%      125.83%

----------
# Per share amounts prior to November 10, 2000 have been restated to reflect a conversion factor of 0.9175 for shares issued in connection with the merger of The Latin America Investment Fund, Inc. and The Latin America Equity Fund, Inc.
* Based on actual shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and December 31, 2001.
** Based on actual shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and December 31, 2002.
+    Based on average shares outstanding.
++ Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.

--------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS #
--------------------------------------------------------------------------------

                                                                         FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------------
                                                                   1999        1998          1997         1996
                                                                 --------     -------      --------     ---------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year.............................    $10.96      $18.77        $18.41        $16.27
                                                                 --------     -------     ---------     ---------
Net investment income/(loss)...................................      0.07+       0.16          0.16          0.21
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions....................      7.07       (7.85)++       2.01          2.00
                                                                 --------     -------     ---------     ---------
Net increase/(decrease) in net assets resulting from operations      7.14       (7.69)         2.17          2.21
                                                                 --------     -------     ---------     ---------
Dividends and distributions to shareholders:
  Net investment income........................................        --       (0.12)        (0.17)        (0.07)
  Net realized gain on investments and
    foreign currency related transactions......................        --          --         (1.64)           --
                                                                 --------     -------     ---------     ---------
Total dividends and distributions to shareholders..............        --       (0.12)        (1.81)        (0.07)
                                                                 --------     -------     ---------     ---------
Anti-dilutive impact due to capital shares tendered or
  repurchased..................................................      0.47          --            --            --
                                                                 --------     -------     ---------     ---------
Effect of reduction of accrued offering costs..................        --          --            --            --
                                                                 --------     -------     ---------     ---------
Dilutive impact due to capital share rights offering...........        --          --            --            --
                                                                 --------     -------     ---------     ---------
Net asset value, end of year...................................    $18.57       $10.96       $18.77        $18.41
                                                                 ========     ========    =========     =========
Market value, end of year......................................   $13.760       $7.834      $14.918       $15.259
                                                                 ========     ========    =========     =========
Total investment return(a).....................................     75.65%     (46.63)%       10.29%         9.18%
                                                                 ========     ========    =========     =========

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)..........................  $123,262     $86,676      $148,130      $145,230
Ratio of expenses to average net assets(b).....................      2.14%       2.41%         1.89%         1.69%
Ratio of expenses to average net assets, excluding fee waivers.      2.22%       2.60%         2.02%         1.80%
Ratio of expenses to average net assets, excluding taxes.......      2.05%       1.77%         1.65%           --
Ratio of net investment income/(loss) to average net assets....      0.46%       1.12%         0.77%         1.16%
Portfolio turnover rate                                            161.71%     142.35%       111.83%        43.22%

                                                                   FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
                                                                    1995         1994        1993
                                                                 ---------    ---------    ---------
 PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of year                                  $19.53       $24.52       $15.66
                                                                 ---------    ---------    ---------
Net investment income/(loss)                                          0.07         0.01+        0.12+
Net realized and unrealized gain/(loss) on investments
  and foreign currency related transactions                          (3.07)        1.05         9.54
                                                                 ---------    ---------    ---------
Net increase/(decrease) in net assets resulting from operations      (3.00)        1.06         9.66
                                                                 ---------    ---------    ---------
Dividends and distributions to shareholders:
  Net investment income                                                 --        (0.18)          --
  Net realized gain on investments and
    foreign currency related transactions                            (0.26)       (3.38)       (0.82)
                                                                 ---------    ---------    ---------
Total dividends and distributions to shareholders                    (0.26)       (3.56)       (0.82)
                                                                 ---------    ---------    ---------
Anti-dilutive impact due to capital shares tendered or
  repurchased                                                           --           --           --
                                                                 ---------    ---------    ---------
Effect of reduction of accrued offering costs                           --           --         0.02
                                                                 ---------    ---------    ---------
Dilutive impact due to capital share rights offering                    --        (2.49)          --
                                                                 ---------    ---------    ---------
Net asset value, end of year                                        $16.27       $19.53       $24.52
                                                                 =========    =========    =========
Market value, end of year                                          $14.033      $19.210      $27.929
                                                                 =========    =========    =========
Total investment return(a)                                          (25.65)%     (17.78)%      89.35%
                                                                 =========    =========    =========

 RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000 omitted)                             $128,377     $153,128     $135,573
Ratio of expenses to average net assets (b)                           2.04%        1.94%        2.00%
Ratio of expenses to average net assets, excluding fee waivers        2.15%          --           --
Ratio of expenses to average net assets, excluding taxes              1.81%        1.70%          --
Ratio of net investment income/(loss) to average net assets           0.42%        0.04%        0.63%
Portfolio turnover rate                                              27.05%       68.46%       49.48%

----------
(a) Total investment return at market value is based on the changes in market price of a share during the year and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.
(b) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end non-diversified management investment company.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on The New York Stock Exchange, Inc. The Fund's investments are valued at market value, which is generally determined using the last reported sales price. If no sales are reported, investments are generally valued at the last reported bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless the Board of Directors determines that using this method would not reflect an investment's value.

Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. At December 31, 2002, the Fund held 9.50% of its net assets in securities valued at fair value as determined in good faith by the Board of Directors with an aggregate cost of $5,443,955 and fair value of $6,935,678. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the price originally paid by the Fund or the current carrying values, and the differences could be material.

SHORT-TERM INVESTMENTS: The Fund sweeps available cash into a short-term deposit issued by Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to certain remittances from Chile and on net realized gains on certain securities held in Chilean pesos. Realized capital gains on certain liquid securities will not be subject to the tax. Realized capital gains on illiquid securities, interest and dividends received are subject to the remittance tax. For the year ended December 31, 2002, the Fund recognized $1,434,144 of such expense.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to most debit transactions carried out by financial institutions. On June 12, 2002, the Brazilian Senate approved legislation extending the CPMF tax. The tax will remain at its current rate of 0.38% until the end of 2003, and will decline to 0.08% during 2004. The Senate also approved the proposal to eliminate the CPMF tax from foreign exchange transactions related to stock exchange transactions. This exemption is effective July 15, 2002. For the year ended December 31, 2002, the Fund incurred $104,448 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

On December 13, 2002, a dividend in the aggregate amount of $1,327,670, equal to $0.21 per share from net investment income was declared. This dividend was payable on January 10, 2003 to shareholders of record as of December 23, 2002.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by the fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and this difference could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

 NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM"), serves as the Fund's investment adviser, with respect to all investments. CSAM receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 0.90% of the next $50 million and 0.80% of amounts over $150 million. For the year ended December 31, 2002, CSAM earned $837,940 for advisory services. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 2002, CSAM was reimbursed $9,293 for administrative services rendered to the Fund.

CELFIN CAPITAL Servicios Financieros S.A. ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. As compensation for its services, Celfin is paid a fee, out of the advisory fees payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the assets invested in Chilean securities reduced by a percentage equal to the discount at which the Fund's shares are trading. For the year ended December 31, 2002, these sub-advisory fees amounted to $11,418.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

For the year ended December 31, 2002, Celfin earned approximately $500 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 2002, BSFM earned $98,481 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos ("U.F.'s") (approximately $47,000 at December 31, 2002) or 0.10% of the Fund's average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. In addition, an accounting fee is also paid to Celfin. For the year ended December 31, 2002, the administration fees and accounting fees amounted to $57,961 and $4,727, respectively.

Merrill Corporation ("Merrill"), an affiliate of CSAM, has been engaged by the Fund to provide certain financial and tender related printing services. For the year ended December 31, 2002, Merrill was paid $64,763 for its services to the Fund.

On May 8, 2000, the Fund's Board of Directors unanimously approved a proposal by the Independent Directors to partially compensate Independent Directors in shares of the Fund. Under this policy, such directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 6,322,240 shares outstanding at December 31, 2002, CSAM owned 13,746 shares.

NOTE D. INVESTMENT IN SECURITIES

For the year ended December 31, 2002, purchases and sales of securities, other than short-term investments, were $73,423,811 and $86,754,876, respectively.

NOTE E. CREDIT FACILITY

The Fund, together with other funds advised by CSAM (collectively, the "Participating Funds"), participates in a $150 million committed, unsecured line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2002 and during the year ended December 31, 2002, the Fund had no borrowings under the Credit Facility.

NOTE F. FEDERAL INCOME TAXES

Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and Post-October losses (as later defined), and excise tax regulations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The tax characteristic of dividends paid during the years ended December 31, for the Fund were as follows:

                    ORDINARY INCOME
               -----------------------
                  2002          2001
               ---------    ----------
               $1,327,670   $4,357,736

At December 31, 2002, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income                       --
Accumulated net realized loss             $(55,887,698)
Unrealized depreciation                    (10,323,388)
                                          ------------
Total distributable earnings              $(66,211,086)
                                          ============

Under current tax law, certain capital losses realized after October 31 within a taxable year may be deferred and treated as occurring on the first day of the following tax year ("Post-October losses"). For the tax period ended December 31, 2002, the Fund elected to defer net realized losses of $1,976,715 from investments and $72,562 from foreign currency related transactions.

At December 31, 2002, the Fund had a capital loss carryover for U.S. federal income tax purposes of $53,838,421 of which, $9,424,172 and $674,775 expire in 2006 and 2007, respectively, and are subject to Internal Revenue Code Sections limitations. In addition, capital loss carryovers of $8,654,660, $154,310, $19,880,258 and $15,050,246 expire in 2005, 2006, 2009 and 2010, respectively.

At December 31, 2002, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $85,978,401, $4,594,849, $(14,910,578) and $(10,315,729), respectively.

At December 31, 2002, the Fund reclassified from accumulated net realized loss on investments and foreign currency related transactions of $245,654 to distributions in excess of net investment income. In addition, the Fund reclassified $4,623 from distributions in excess of net investment income to paid-in capital, to adjust for current period permanent book/tax differences. Net assets were not affected by these reclassifications.

NOTE G. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of December 31, 2002, value per unit/share of such securities and percent of net assets which the securities comprise.

                                       NUMBER                                              FAIR                    PERCENT
                                         OF                                              VALUE AT      VALUE PER    OF NET
SECURITY                            UNITS/SHARES     ACQUISITION DATES       COST       12/31/2002    UNIT/SHARE    ASSETS
--------                            ------------     -----------------    ----------    -----------   ----------   -------
Emerging Markets Ventures I L.P....   1,789,903     01/22/98 - 01/10/01   $1,782,898    $1,219,855        $0.68      1.67
                                        244,290          10/01/02            238,389       166,488         0.68      0.23
                                      ---------                           ----------    ----------                   ----
                                      2,034,193                            2,021,287     1,386,343                   1.90
                                      ---------                           ----------    ----------                   ----

International Wireless
    Communications Holdings Corp...      12,636          12/08/97            274,680             0         0.00      0.00
                                      ---------                           ----------    ----------                   ----
Jamaican Assets I, L.P.............     992,182     07/29/97 - 10/20/97    1,439,581     4,388,609         4.42      6.01
                                      ---------                           ----------    ----------                   ----

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                        NUMBER                                                   FAIR                      PERCENT
                                          OF                                                   VALUE AT      VALUE PER     OF NET
SECURITY                             UNITS/SHARES     ACQUISITION DATES          COST         12/31/2002    UNIT/SHARE     ASSETS
--------                             ------------     -----------------      -----------     ------------   ----------     ------
J.P. Morgan Latin America
    Capital Partners (Cayman), L.P...   609,755      04/10/00 - 06/28/01     $  597,014      $  483,042         $0.79       0.66
                                      ---------                              ----------      ----------                     ----
J.P. Morgan Latin America
    Capital Partners (Delaware), L.P.   933,631      04/10/00 - 12/27/01        754,976         491,221          0.53       0.67
                                        354,398      03/22/02 - 12/09/02        356,417         186,463          0.53       0.26
                                      ---------                              ----------      ----------                     ----
                                      1,288,029                               1,111,393         677,684                     0.93
                                      ---------                              ----------      ----------                     ----
Total ...............................                                        $5,443,955      $6,935,678                     9.50
                                                                             ==========      ==========                     ====

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE H. SELF-TENDER OFFERS

In June 2000, the Board of Directors of the Fund approved a self-tender program, the terms of which included the following: (i) commencing in 2001, the Fund will make a tender offer to acquire at least 15% of its outstanding shares during each calendar year of the program and (ii) the per share purchase price will be at least 95% of the Fund's net asset value per share. Pursuant to this program, the Fund completed tender offers for 15% of its outstanding shares in November 2002 (1,115,689 shares) and November 2001 (1,312,576 shares), at a price of $10.81 and $13.25, respectively, per share.

The self-tender program is subject to change based on economic or market conditions or other factors.

For example, a sustained reduction in the market discount at which the Fund's shares trade, a risk of material adverse tax consequences or a risk of the Fund becoming subject to delisting may lead the Board of Directors to conclude that it is appropriate to suspend the self-tender program. In addition, the self-tender program is likely to reduce the Fund's asset levels over time. Absent substantial appreciation in the Fund's portfolio or opportunities to raise additional funds, this could lead to higher expense ratios, the absence of reasonable diversification or investment opportunities or other factors that adversely affect the Fund and possibly the continued viability of the Fund as a closed-end fund. The Board will reevaluate the program from time to time in light of its effect on the Fund.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and issuers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 24, 2003

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 25, 2002, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect two directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                              FOR        WITHHELD
----------------                                           ---------    ---------
James J. Cattano                                           4,525,761    1,733,919
Riordan Roett                                              4,524,364    1,735,316

In addition to the directors re-elected at the meeting, Enrique R. Arzac, George
W. Landau, William W. Priest, Jr., Martin M. Torino and Richard W. Watt continued as directors of the Fund.

Effective May 13, 2002, Laurence R. Smith was elected as Chairman of the Fund and Chief Executive Officer. Effective January 17, 2003, Mr. Watt resigned as President and Director of the Fund.

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2002) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. The $0.21 per share dividend paid in respect of such year, is represented entirely by net investment income. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has made an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that were passed through to shareholders for the year ended December 31, 2002, were $218,823, equal to $0.03 per share from Brazil. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 2002.

Notification for calendar year 2002 was mailed in January 2003. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of the actual ordinary dividends paid by the Fund. They will generally not be entitled to foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by EquiServe, L.P., not by The Latin America Equity Fund, Inc. (the "Fund"). EquiServe, L.P. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

EquiServe, L.P., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will

--------------------------------------------------------------------------------
also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED) (CONCLUDED)

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: Fleet National Bank, InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.


InvestLink is a service mark of EquiServe, L.P.
--------------------------------------------------------------------------------

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS IN
                                                 OFFICE AND     PRINCIPAL                  FUND COMPLEX
                                POSITION(S)      LENGTH OF      OCCUPATION(S) DURING       OVERSEEN BY       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           HELD WITH FUND   TIME SERVED    PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
--------------------            --------------   -----------    -----------------------    --------------    -----------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac                Director and     Since 1996;    Professor of Finance       8                 Director of The Adams
Credit Suisse Asset             Audit            current term   and Economics, Graduate                      Express Company (a
Management, LLC                 Committee        ends at the    School of Business,                          closed- end investment
466 Lexington Avenue            Member           2003 annual    Columbia University                          company); Director of
New York, New York                               meeting        since 1971                                   Petroleum and Resources
10017-3140                                                                                                   Corporation (a
                                                                                                             closed-end investment
Age: 61                                                                                                      company)

James J. Cattano                Director and     Since 1990;    President, Primary         4                 None
55 Old Field Point Road         Audit            current term   Resources Inc. (an
Greenwich, Connecticut          Committee        ends at the    international trading
06830                           Member           2005 annual    and manufacturing
                                                 meeting        company specializing in
Age: 59                                                         the sale of
                                                                agricultural
                                                                commodities throughout
                                                                Latin American markets)
                                                                since October 1996

George W. Landau                Director and     Since 1990;    Senior Advisor, Latin      5                 Director of Emigrant
Two Grove Isle Drive            Audit            current term   America, The Coca-Cola                       Savings Bank; Director
Coconut Grove, Florida          Committee        ends at the    Company since 1988                           of GAM Funds, Inc.
33133                           Member           2003 annual
                                                 meeting
Age: 83

Riordan Roett                   Director and     Since 1999;    Sarita and Don Johnston    1                 Director of eleven
The Johns Hopkins University    Audit            current term   Professor of Political                       investment
1740 Massachusetts              Committee        ends at the    Science, The Johns                           companies advised by
Avenue N.W.                     Member           2005 annual    Hopkins University                           Smith Barney Asset
Washington,                                      meeting        since 1973                                   Management
District of Columbia 20036

Age: 64

Martin M. Torino                Director and     Since 1990;    Chief Executive Officer    3                 None
Credit Suisse Asset             Audit            current term   and Director of Celsur
Management, LLC                 Committee        ends at the    Logistica S.A.
466 Lexington Avenue            Member           2004 annual    (Logistics) since 2002;
New York, New York                               meeting        Chairman of the Board
10017-3140                                                      of Ingenio y Refineria
                                                                San Martin Del Tabacal
Age: 53                                                         S.A. (a sugar refinery)
                                                                from August 1996 to 2000

--------------------------------------------------------------------------------

                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS IN
                                                 OFFICE AND     PRINCIPAL                  FUND COMPLEX
                                POSITION(S)      LENGTH OF      OCCUPATION(S) DURING       OVERSEEN BY       OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE           HELD WITH FUND   TIME SERVED    PAST FIVE YEARS            DIRECTOR          HELD BY DIRECTOR
--------------------            --------------   -----------    -----------------------    --------------    -----------------------
INTERESTED DIRECTORS

William W. Priest, Jr.*         Director         Since 1997;    Co-Managing Partner,       59                None
Steinberg Priest & Sloane                        current term   Steinberg Priest &
Capital Management                               ends at the    Sloane Capital
12 East 49th Street                              2004 annual    Management since March
12th Floor                                       meeting        2001; Chairman and
New York, New York 10017                                        Managing Director of
                                                                CSAM from 2000 to
Age: 61                                                         February 2001, Chief
                                                                Executive Officer and
                                                                Managing Director of
                                                                CSAM from 1990 to 2000

Richard W. Watt*+               Director and     N/A            Managing Director of       N/A                N/A
Credit Suisse Asset             President                       CSAM from July 1996 to
Management, LLC                                                 January 2003
466 Lexington Avenue
New York, New York
10017-3140

Age: 44

                             POSITION(S)          LENGTH
                             HELD WITH            OF TIME
NAME, ADDRESS AND AGE        FUND                 SERVED         PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        ----------------     ----------     -----------------------------------------------
OFFICERS

Laurence R. Smith            Chairman of the      Since 2002     Managing Director and Global Chief Investment Officer of CSAM;
Credit Suisse Asset          Fund, Chief                         Associated with JP Morgan Investment Management from 1981 to 1999;
Management, LLC              Executive                           Officer of other Credit Suisse Funds
466 Lexington Avenue         Officer and
New York, New York           President
10017-3140

Age: 44

Hal Liebes, Esq.             Senior Vice          Since 1997     Managing Director and Global General Counsel of CSAM; Associated
Credit Suisse Asset          President                           with Lehman Brothers, Inc. from 1996 to 1997; Associated with CSAM
Management, LLC                                                  from 1995 to 1996; Associated with CS First Boston Investment
466 Lexington Avenue                                             Management from 1994 to 1995; Associated with Division of
New York, New York                                               Enforcement, U.S. Securities and Exchange Commission from 1991 to
10017-3140                                                       1994; Officer of other Credit Suisse Funds

Age: 38

--------------------------------------------------------------------------------

                             POSITION(S)            LENGTH
                             HELD WITH              OF TIME
NAME, ADDRESS AND AGE        FUND                   SERVED       PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
---------------------        ----------------       ----------   -----------------------------------------------

OFFICERS--(CONCLUDED)

Emily Alejos                 Chief Investment       Since 1999   Director of CSAM since 1999; Vice President of CSAM from 1997 to
Credit Suisse Asset          Officer                             January 1999
Management, LLC
466 Lexington Avenue
New York, New York
10017-3140

Age: 39

Yaroslaw Aranowicz           Investment             Since 1999   Vice President of CSAM since 1998; Director of Research for Europe
Credit Suisse Asset          Officer                             and the Middle East, Trans-National Research Corporation from 1995
Management, LLC                                                  to March 1998
466 Lexington Avenue
New York, New York
10017-3140

Age: 39

Michael A. Pignataro         Chief Financial        Since 1993   Director and Director of Fund Administration of CSAM; Associated
Credit Suisse Asset          Officer and                         with CSAM since 1984; Officer of other Credit Suisse Funds
Management, LLC              Secretary
466 Lexington Avenue
New York, New York
10017-3140

Age: 43

Rocco A. Del Guercio         Vice President         Since 1997   Vice President and Administrative Officer of CSAM; Associated with
Credit Suisse Asset                                              CSAM since June 1996; Assistant Treasurer, Bankers Trust Co. --Fund
Management, LLC                                                  Administration from March 1994 to June 1996; Mutual Fund Accounting
466 Lexington Avenue                                             Supervisor, Dreyfus Corporation from April 1987 to March 1994;
New York, New York                                               Officer of other Credit Suisse Funds
10017-3140

Age: 39

Robert M. Rizza              Treasurer              Since 1999   Assistant Vice President of CSAM since January 2001; Administrative
Credit Suisse Asset                                              Officer of CSAM from March 1998 to December 2000; Assistant
Management, LLC                                                  Treasurer of Bankers Trust Co. from April 1994 to March 1998;
466 Lexington Avenue                                             Officer of other Credit Suisse Funds
New York, New York
10017-3140

Age: 37

----------
* Designates a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended ("1940 Act"). Mr. Priest is an interested person of the Fund because he provided consulting services to CSAM within the last two years. Mr. Watt was an interested person by virtue of his former position as director and officer of CSAM.

+ Effective January 17, 2003, Mr. Watt resigned as Director and President of the Fund.

--------------------------------------------------------------------------------

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

Credit Suisse Capital Appreciation Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Emerging Growth Fund
Credit Suisse Emerging Markets Fund
Credit Suisse European Equity Fund
Credit Suisse Fixed Income Fund
Credit Suisse Global Financial Services Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Health Sciences Fund
Credit Suisse Global Post-Venture Capital Fund
Credit Suisse Global Technology Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse International Fund
Credit Suisse Investment Grade Bond Fund
Credit Suisse Japan Growth Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Municipal Bond Fund
Credit Suisse Municipal Money Fund
Credit Suisse New York Municipal Fund
Credit Suisse New York Tax Exempt Fund
Credit Suisse Select Equity Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Growth Fund
Credit Suisse Small Cap Value Fund
Credit Suisse Strategic Small Cap Fund
Credit Suisse Strategic Value Fund
Credit Suisse Tax Efficient Fund
Credit Suisse U.S. Government Money Fund


Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. For up-to-date performance, please look in the mutual fund section of your newspaper under Credit Suisse.

Credit Suisse Asset Management Securities, Inc., Distributor.
--------------------------------------------------------------------------------

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. Credit Suisse Asset Management, LLC (New York), the Fund's investment adviser, is part of Credit Suisse Asset Management ("CSAM"), the institutional and mutual-fund asset-management arm of Credit Suisse First Boston. As of September 30, 2002, CSAM managed over $55 billion in the U.S. and, together with its global affiliates, managed assets of over $284 billion in 14 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAmerEq" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatAmEq". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS

SINGLE COUNTRY
The Brazilian Equity Fund, Inc.(BZL)
The Chile Fund, Inc.(CH)
The First Israel Fund, Inc.(ISL)
The Indonesia Fund, Inc.(IF/INDF)

MULTIPLE COUNTRY
The Emerging Markets Telecommunications Fund, Inc.(ETF)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc.(CIK)
Credit Suisse High Yield Bond Fund (DHY)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

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DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Director

James J. Cattano        Director

George W. Landau        Director

William W. Priest, Jr.  Director

Riordan Roett           Director

Martin M. Torino        Director

Laurence R. Smith       Chairman of the Fund,
                        Chief Executive Officer
                        and President

Emily Alejos            Chief Investment Officer

Yaroslaw Aranowicz      Investment Officer

Hal Liebes              Senior Vice President

Michael A. Pignataro    Chief Financial Officer and
                        Secretary

Rocco A. Del Guercio    Vice President

Robert M. Rizza         Treasurer

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
466 Lexington Avenue
New York, NY 10017

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Fleet National Bank
(c/o EquiServe, L.P.)
P.O. Box 43010
Providence, RI 02940

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019


This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.


                                                          [LAQ LISTED NYSE LOGO]
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                                                                      3019-AR-02